                                                                   EXHIBIT 10.33

                             1997 STOCK OPTION PLAN
                                       OF
                          PREMIER LASER SYSTEMS, INC.



                                   ARTICLE I
                               GENERAL PROVISIONS
                               ------------------

    1.1 Purpose.  Premier Laser Systems, Inc. (the "Company") proposes to grant
        -------                                     -------
to selected officers, directors (whether or not they are employees), key employees (including officers and directors who are employees) of the Company (hereinafter referred to as "Eligible Optionees") and to key persons performing
                             ------------------
services as independent contractors and not as employees or members of the Board of Directors ("Eligible Consultants") options to purchase shares of Class A
               --------------------
common stock, no par value, of the Company ("Common Stock") for the purposes of
                                             ------------
(i) furnishing to such Eligible Optionees and Eligible Consultants incentives to improve operations and increase profits of the Company, (ii) encouraging such Eligible Optionees to accept or continue employment or affiliation with the Company and its subsidiaries, and (iii) encouraging Eligible Consultants to begin or continue providing services to the Company. Such options will be granted pursuant to the plan herein set forth, which shall be known as the 1997 Stock Option Plan of Premier Laser Systems, Inc. (herein referred to as the "Plan").
-----

    Eligible Optionees and Eligible Consultants who are granted options pursuant to the Plan are sometimes collectively referred to herein as "Optionees."
                                                              ---------

    1.2 Shares Subject to the Plan.  Subject to adjustment as provided in
        --------------------------
Section 1.4 and Section 1.10.3 (the "Adjustment Provisions"), the aggregate
-----------     --------------       ---------------------
number of shares of Common Stock to be delivered upon exercise of all options granted under the Plan shall not exceed 1,500,000 shares. The shares of Common Stock issuable upon exercise of options granted under the Plan may be authorized and unissued shares or reacquired shares. In the event the number of shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever or in the event any option granted under the Plan for any reason shall expire or shall terminate unexercised as to all or any shares covered thereby, the number of shares no longer subject to any such option shall thereupon be released from such option and shall thereafter be available to be re-optioned under the Plan. The Board of Directors (the "Board"), the Compensation Committee of the Board or such other committee of the
 -----
Board which shall succeed to the functions and responsibilities of the Compensation Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding options under the Plan, and/or (ii) with the consent of the affected holders of options, the cancellation of any outstanding options under the Plan and the grant in substitution therefor of new options under the Plan pursuant to terms consistent therewith, covering the same or different numbers of shares of stock. For purposes hereof, the term "Committee" shall refer to either the full Board, if
                           ---------
the full Board is administering this Plan, or to the committee appointed by the Board to administer this Plan. Shares issued pursuant to the exercise of options granted under the Plan shall be fully paid and nonassessable.

    1.3 Administration of the Plan.  Subject to the provisions of the Plan, the
        --------------------------
Committee shall have the authority to (a) determine the provisions of the options to be granted under the Plan, (b) interpret the Plan and all options granted under the Plan, (c) adopt, amend or rescind such rules as it deems necessary for the proper administration of the Plan, (d) make all other determinations necessary or advisable for the administration of the Plan, and
(e) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Board of Directors shall have the power to add or remove members of the Committee from time to time, to fill vacancies thereon arising by resignation, death, removal, or otherwise, and shall designate a chairman from among the members of the Committee, which chairman shall preside at all meetings of the Committee. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. The actions of the Committee in exercising all of the rights, powers and authorities set out in the Plan, when performed in good faith and in its sole judgment, shall be final and conclusive.

    The Committee shall consist of at least two members of the Board of Directors. The members of the Committee shall be solely "outside directors," within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and applicable interpretive authority thereunder (including
              ----
the transitional rules of Proposed Treasury Regulation Section 1.162-27).

    1.4 Amendment and Discontinuance of the Plan.  The Board of Directors may
        ----------------------------------------
amend, suspend or terminate the Plan.

    1.5 Granting of Options to Employees.  The Committee shall have authority to
        --------------------------------
grant, prior to the expiration date of the Plan, to Eligible Optionees and Eligible Consultants options to purchase, on the terms and conditions hereinafter set forth in Article II, authorized but unissued, or reacquired,
                         ----------
shares of Common Stock, provided such grants shall be made only to those Eligible Optionees and Eligible Consultants, in such amounts and at such times as determined in the discretion of the Committee, and, for this purpose, the Committee may consider the Eligible Optionee's or Eligible Consultant's office or position, degree of responsibility for, and contribution to, the growth and success of the Company, length of service, promotions, potential and any other factors which it may deem relevant. All options granted to Eligible Optionees and Eligible Consultants under the Plan shall be hereinafter referred to as "nonqualified options."
---------------------

    1.6 Option Agreements.  Each option granted under the Plan shall be
        -----------------
evidenced by a written agreement between the Company and the applicable Optionee and shall contain such terms and conditions, and may be exercisable for such periods, as may be approved by the Committee, which terms and conditions need not be identical but which must be in compliance with the terms and provisions hereof.

    1.7 Effective Date.  The Plan shall become effective as of the date the Plan
        --------------
is approved by the Board (the "Effective Date").  Except with respect to options
                               --------------
then outstanding, if not sooner terminated under Section 1.4, the Plan shall
                                                 -----------
terminate upon, and no further options shall be granted after, the expiration of ten years from the Effective Date.

    1.8 Recapitalization or Reorganization.  If at any time or from time to time
        ----------------------------------
after the grant of any option hereunder there is a capital reorganization of the Common Stock, then the Optionee shall be entitled to receive upon the exercise of an option, in lieu of the Common Stock, the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise of such option would have been entitled as a result of such capital reorganization. If the Company shall merge with another corporation and the Company is the surviving corporation in such merger and under the terms of such merger the Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, any option granted hereunder shall continue to apply to the Common Stock thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of shares of Common Stock deliverable upon exercise of such option would have been entitled as a result of the merger. If
(i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, or (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act"), acquires or gains ownership or control (including, without
              ---
limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), (each such event is referred to herein as a "Corporate Change"), then all options granted hereunder,
                ----------------
including that portion not then otherwise vested, shall become exercisable in full effective immediately prior to the consummation of the Corporate Change, provided that the exercise of any such option that would not have been vested in the absence of the Corporate Change shall be conditioned upon the occurrence of the Corporate Change (i.e., so that if the Corporate Change does not subsequently occur, the unvested portion of the option shall vest according to its original terms).

    1.9   Foreign Options and Rights.  The Committee may grant options to
          --------------------------
Eligible Optionees and Eligible Consultants who are subject to the tax laws of nations other than the United States, which options may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of any such option by the appropriate foreign governmental entity; provided, however, that no such option may be granted pursuant to this
Section 1.9 and no action may be taken which would result in a violation of the
-----------
Act, the Code or any other applicable law.

    1.10  General Terms and Conditions of Options.  Options granted under the
          ---------------------------------------
Plan shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with law or the Article pursuant to which such option was granted, as the Committee shall deem desirable:

        1.10.1  Manner of Exercise.  In order to exercise all or a portion of
                ------------------
    any option granted under the Plan, an Optionee shall deliver to the Company payment in full of the shares then being purchased, together with any required withholding tax. The payment of such exercise price and any required withholding tax shall either be in cash or through delivery to the Company of shares of Common Stock, or by any combination of cash or shares; provided that no shares of the Company's Common Stock may be delivered in payment of such exercise price if such delivery would be in violation of the Act, including but not limited to, Section 16 thereof. The value of each share of Common Stock so delivered shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day immediately preceding the date the option is exercised (or the closing bid if no sales were reported), based on the composite transactions in the Common Stock as reported in The Wall Street Journal (or any successor publication thereto). If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. An option agreement may, in the discretion of the Committee, provide for other methods to pay for, or otherwise exercise, an option. An option agreement also may, in the discretion of the Committee, provide for the withholding of Federal, state or local income tax upon exercise of an option from any cash or stock remuneration (from the Plan or otherwise) then or thereafter payable by the Company to the Optionee. To the extent provided by the terms of an option agreement, the Optionee may, at the discretion of the Committee, satisfy any mandatory federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an option by any of the following means or by a combination of such means: (1) tendering cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionee as a result of the exercise or acquisition of stock under the option provided that such arrangement will not result in a charge to the Company's reported earnings in excess of that which the Company is willing to accept; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company if (i) such delivery would not be in violation of the Act, including but not limited to,
    Section 16 thereof, and (ii) such delivery would not create a charge to the Company's reported earnings in excess of that which the Company is willing to accept. The exercise of the option may be conditioned upon the receipt by the Company of satisfactory evidence of the Optionee's satisfaction of any withholding obligations.

        1.10.2  Options not Transferable.  No option granted under the Plan
                ------------------------
    shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Optionee, such option shall be exercisable only by the Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any option granted under the Plan, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

        1.10.3  Adjustment of Shares.  In the event that at any time after the
                --------------------
    Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares subject to the Plan (including shares as to which all outstanding options granted under the Plan, or portions thereof then unexercised, shall be exercisable), to the end that after such event the shares subject to the Plan and each Optionee's proportionate interest shall be maintained as if such Optionee had exercised the option before the occurrence of such event. Such adjustment in an outstanding option granted under the Plan shall be made without change in the total price applicable to such option or the unexercised portion of such option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final, conclusive and binding upon all Optionees, the Company, and all other interested persons.

        1.10.4  Listing and Registration of Shares.  Each option granted under
                ----------------------------------
    the Plan shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

        1.10.5  Amendments.  The Committee may, with the consent of the person
                ----------
    or persons entitled to exercise any outstanding option granted under the Plan, amend such option. The Committee may at any time or from time to time, in its discretion, in the case of any option previously granted under the Plan which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times.

        1.10.6  Miscellaneous.
                -------------

             (a) The person or persons entitled to exercise, or who have exercised, any option granted under the Plan shall not be entitled to any rights as a shareholder of the Company with respect to any shares subject to such option until such person shall have become the beneficial owner of such shares.

             (b) No nonqualified option granted under the Plan shall be construed as limiting any right which the Company or any subsidiary of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such nonqualified option has been granted.

             (c) Notwithstanding any provision of the Plan or the terms of any option granted under the Plan, the Company shall not be required to issue any shares hereunder or thereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or Federal law or of the rules or regulations of any governmental regulatory body.


                                   ARTICLE II
                              NONQUALIFIED OPTIONS
                              --------------------

    2.1 Eligible Optionees.  All Eligible Optionees and Eligible Consultants
        ------------------
shall be eligible to receive nonqualified options under this Article II.
                                                             ----------

    2.2 Calculation of Exercise Price.  The exercise price to be paid for each
        -----------------------------
share of Common Stock deliverable upon exercise of each nonqualified option granted under Article II shall be determined by the Committee and may be more or
              ----------
less than, or equal to, the fair market value per share of Common Stock at the time of grant as determined by the Committee. The exercise price for each nonqualified option shall be subject to adjustment as provided in the Adjustment Provisions.

    2.3 Terms and Conditions of Options.  Nonqualified options granted under
        -------------------------------
this Article II shall be in such form as the Committee may from time to time
     ----------
approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as
                                                                 ----------
the Committee shall deem desirable:

        2.3.1  Option Period and Conditions and Limitations on Exercise.
               --------------------------------------------------------
    Subject to Section 1.10.5, no nonqualified option shall be exercisable by an
               --------------
    Eligible Optionee or Eligible Consultant later than the date which is the date determined by the Committee upon the grant thereof (the "Option
                                                                  ------
    Expiration Date") which shall be no later than ten years after the date of
    ---------------
    grant. To the extent not prohibited by other provisions of the Plan, each nonqualified option granted to an Eligible Optionee or Eligible Consultant shall be exercisable at such time or times as the Committee in its discretion may determine at or prior to the time such option is granted. In the event the Committee makes no such determination, each nonqualified option granted to an Eligible Optionee or Eligible Consultant shall be exercisable from time to time, in whole or in part, at any time prior to the Option Expiration Date.

        2.3.2  Termination of Employment or Relationship as Eligible Consultant;
               -----------------------------------------------------------------
    Death.  For purposes of this Article II and each nonqualified option granted
    -----                        ----------
    under this Article II, an Eligible Optionee's employment and a Eligible
               ----------
    Consultant's relationship with the Company shall be deemed to have terminated at the close of business on the day preceding the first date on which such Eligible Optionee or Eligible Consultant no longer for any reason whatsoever (including the death of such Eligible Optionee or Eligible Consultant) is employed by, or has a relationship with, the Company or a subsidiary of the Company. An Eligible Optionee shall be considered to be in the employment of the Company or a subsidiary of the Company as long as such Eligible Optionee remains an employee of the Company or a subsidiary of the Company, whether active or on any authorized leave of absence. An Eligible Consultant shall be considered to have a relationship with the Company as long as such Eligible Consultant has an executory assignment from Company personnel authorized to make such an assignment. Any question as to whether and when there has been a termination of such employment or relationship, and the cause of such termination, shall be determined by the Committee and its determination shall be final and conclusive. If an Eligible Optionee's employment or a Eligible Consultant's relationship is terminated for any reason whatsoever (including the death of such Eligible Optionee or Eligible Consultant), each nonqualified option thereunto granted under this Article II and all rights thereunder shall wholly and completely
               ----------
    terminate as follows:

             (a) With respect to nonqualified options not then exercisable, at the time the Eligible Optionee's employment or a Eligible Consultant's relationship is terminated; and

             (b) With respect to nonqualified options then exercisable:

                    (i) At the time the Eligible Optionee's employment or term as a director (if not an employee) or a Eligible Consultant's relationship is terminated if such person's employment, term or relationship is terminated because such person has committed fraud, theft or embezzlement against the Company or a subsidiary, affiliated entity or customer of the Company, or for conflict of interest (other than legitimate competition); or

                    (ii) At the expiration of a period of one year after the
             Eligible Optionee's or Eligible Consultant's death (but in no event later than the Option Expiration Date) if the Eligible Optionee's employment or Eligible Consultant's relationship is terminated by reason of such person's death. Any such nonqualified option may be exercised by the Eligible Optionee's or Eligible Consultant's estate or by the person or persons who acquire the right to exercise such nonqualified option by bequest or inheritance; or

                    (iii) At the expiration of a period of three years (but in no event later than the Option Expiration Date) after the Eligible Optionee's employment is terminated because of retirement or the Eligible Optionee's employment or term or the Eligible Consultant's relationship is terminated because of disability, if the Eligible Optionee's employment or term has terminated because of retirement or disability or the Eligible Consultant's relationship has terminated because of disability; or

                    (iv) At the expiration of a period of three months after the
             Eligible Optionee's or Eligible Consultant's employment or relationship is terminated (but in no event later than the Option Expiration Date) if the Eligible Optionee's employment or term or Eligible Consultant's relationship is terminated for any reason other than the reasons specified in Section 2.3.2(b)(i)-(iii).

                      NONSTATUTORY STOCK OPTION AGREEMENT
                           (1997 Stock Option Plan)


     THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "Agreement") is made and
                                                    ---------
entered into as of __________________, 1997, by and between ___________________
(the "Optionee") and PREMIER LASER SYSTEMS, INC., a California corporation (the
      --------
"Company").
 -------

     A. The Board of Directors of this Company has adopted the 1997 Stock Option Plan (the "Plan") which provides for the granting of options to selected
                  ----
officers, directors (whether or not they are employees), key employees (including officers and directors who are employees) of the Company and key persons performing services for the Company as independent contractors. The terms of this Agreement are governed solely by the Plan, a copy of which has been provided to Optionee.

     B. The Board has authorized the grant of options to purchase Common Stock of the Company pursuant to the terms and conditions set forth herein and in the Plan. This option is not intended to qualify as and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
                                       ----

     C. Before making any decision concerning the Plan, this Agreement or an exercise of any option granted hereby, Optionee is advised to read the Plan and consult with an attorney and a tax advisor. THE UNTIMELY EXERCISE OF THE OPTION GRANTED HEREBY AND THE SALE OF STOCK ACQUIRED AS A RESULT OF SUCH EXERCISE MAY CAUSE OPTIONEE TO INCUR LIABILITIES UNDER THE TAXATION AND SECURITIES LAWS OF WHICH OPTIONEE MAY BE OTHERWISE UNAWARE WITHOUT SEEKING THE ADVICE OF ADVISORS.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, the parties agree as follows:

1.   Grant to Optionee.
     -----------------

     The Company hereby grants to Optionee, subject to the terms and conditions of the Plan and subject to the terms and conditions herein set forth herein, an option (the "Option") to purchase from the Company all or any part of an
             ------
aggregate of _____________ shares of the Company's Class A Common Stock ("Common
                                                                          ------
Stock").
-----

2.   Exercise of the Option.
     ----------------------

     (a) Exercise Price. The exercise price of this Option is $________ per share. Payment of the exercise price per share is due in full upon exercise of all or any part of this Option. Optionee may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

          (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

          (ii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings in excess of that which the Company is willing to accept, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value, which is the per share price of the last sale of Common Stock on the trading day immediately preceding the date the Option is exercised (or the closing bid if no sales were reported), based on the composite transactions in the Common Stock as reported in the Wall Street Journal (or any successor publication thereto) (the "Fair Market Value");
           -----------------

          (iii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, and provided further, that the cashless exercise will not result in a charge to the Company's earnings, in excess of that which the Company is willing to accept, payment by delivery and surrender of this Option with a Cashless Exercise Notice (in the form attached hereto as Exhibit B). In the event of a cashless exercise, the Optionee shall exchange the Option for such number of shares of Common Stock underlying the Option determined by multiplying the number of shares by a fraction, the numerator of which shall be the difference between the Fair Market Value per share of the Common Stock and the exercise price per share of the Option, the denominator of which shall be the Fair Market Value per share of the Common Stock;

          (iv) To the extent permitted by applicable law, payment by a combination of the methods of payment permitted by Sections 2(a)(i), (ii)
                                                        ----------------------
     and (iii) above.
     ---------

     (b)  Exercise Notice. In order to exercise this Option, Optionee or any
          ---------------
other person or persons entitled to exercise the Option shall give written notice to the Secretary of the Company or to such other person as may be designated by the Company, in the form set forth on Exhibit A or Exhibit B hereto, specifying the number of shares to be purchased. This notice shall be accompanied by payment of the exercise price for the shares as provided in
Section 2(a). Optionee shall also deliver such additional documents as the
------------
Company may then require pursuant to the Plan.

     (c)  Compliance with Securities Laws.  Notwithstanding anything to the
          -------------------------------
contrary contained herein, this Option may not be exercised unless the shares issuable upon exercise of this Option are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act").
                                         ---

     (d)  Additional Terms and Conditions.  By exercising this Option, Optionee
          -------------------------------
agrees that the Company may require (as a condition to the exercise of this Option) Optionee to enter an arrangement providing for the payment by Optionee to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of the Option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

3.   Vesting Schedule.
     ----------------

     Subject to the conditions and limitations contained herein, ___________ shares will vest on ____________, 1998, thereafter ________ shares will vest on ____________, 1999, and the remaining ___________ shares will vest on
____________, 2000. Vested installments may be exercised in whole or in part, and, to the extent not exercised, will accumulate and be exercisable at any time on or before the termination of the Option; provided however, that this Option may not be exercised for any number of shares which would require the issuance of anything other than whole shares. Notwithstanding the above, the vesting of shares subject to this Option shall accelerate upon the terms and conditions set forth in Section 1.10 of the Plan.

4.   Expiration Date.
     ---------------

     The Option shall terminate and expire at 5:00 p.m., California time, on ________, 2007 (which date shall not be more than ten (10) years from the date this Option is granted), or such earlier time as may be required by the Plan if Optionee ceases to be employed or retained by the Company or ceases to be a member of the Board of Directors. In no event may this Option be exercised after the date on which it terminates. This Option shall terminate prior the expiration of its term as follows: ninety days (90) days after the termination of Optionee's employment with or engagement by the Company or an affiliate for any reason or for no reason unless:

          (i)  Disability/Retirement.  Such termination is due to Optionee's
               ---------------------
     permanent and total disability (within the meaning of Section 422(c)(6) of the Code) or to the retirement of an Optionee who is an employee of the Company, in which event the Option shall terminate on the earlier of the termination date set forth above or thirty-six (36) months following such termination; or

          (ii)  Death. Such termination is due to Optionee's death, in which
                -----
     event the Option shall terminate on the earlier of the termination date set forth above or twelve (12) months after Optionee's death; or

          (iii) Removal for Cause. Such termination is due Optionee's commission
                -----------------
     of fraud, theft or embezzlement against the Company or a subsidiary, affiliated entity or customer of the Company, or for conflict of interest (other than legitimate competition), in which event the Option shall terminate at the time Optionee's employment or engagement is terminated.

          (iv)  Section 16(b) Liability.  Exercise of the Option within ninety
                -----------------------
     (90) days after the termination of Optionee's employment with or engagement by the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, as amended, in which case the Option will terminate on the earlier of (i) the tenth (10th) day after the last date upon which exercise would result in such liability or (ii) six
     (6) months and ten (10) days after the termination of Optionee's employment with or engagement by the Company or an affiliate.

     Notwithstanding the foregoing, this Option may be exercised following termination of Optionee's employment or engagement by the Company or an affiliate only as to that number of shares as to which it was exercisable on the date of such termination under the provisions of Section 3 of this Option.
                                                 ---------

5.   Nontransferable.
     ---------------

     This Option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during Optionee's life only by Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, the Option, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt.

6.   No Right to Continued Employment or Engagement by the Company.
     -------------------------------------------------------------

     This Agreement is not an employment contract and nothing in this Option shall be deemed to create in any way whatsoever any obligation on Optionee's part to continue in the employ of the Company, or of the Company or an affiliate to continue Optionee's employment with the Company or an affiliate. In the event that this Option is granted to Optionee in connection with the performance of services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be; provided however, that no rights as an employee shall arise by reason of the use of such terms.

7.  No Rights as a Shareholder.
    --------------------------

    The holder of this Option shall not have any of the rights of a shareholder with respect to the shares subject to the Option until such holder shall have exercised the option and paid the exercise price.

8.   Notices.
     -------

     Any notices provided for in this Option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or five (5) days after deposit in the United States mail, postage prepaid, certified mail addressed to Optionee or the Company at the address specified below or at such other address as the parties may hereafter designate by written notice:

     Optionee:                         _________________________________________

                                       _________________________________________

                                       _________________________________________

     The Company:                      Premier Laser Systems, Inc.
                                       3 Morgan
                                       Irvine, California 92178
                                       Attn: Corporate Secretary

9.   Subject to the Plan.
     -------------------

     This Option is subject to all the provisions of the Plan, a copy of which has been provided to Optionee, and its provisions are hereby made a part of this Option. Optionee acknowledges receipt of a copy of the Plan. This Option is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Option and those of the Plan, the provisions of the Plan shall control.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

     "Company"                         PREMIER LASER SYSTEMS, INC.
                                       a California corporation

                                       By:______________________________________

                                       Title:___________________________________



     "Optionee"                        _________________________________________

                                       _________________________________________

                                       Social Security No.:_____________________

                                   EXHIBIT A

                                EXERCISE NOTICE

Premier Laser Systems, Inc.
3 Morgan
Irvine, California 92718
Attention: Corporate Secretary

     Re:  Exercise of Stock Option
          ------------------------

Ladies and Gentlemen:

     Pursuant to Section 2 of that certain Nonqualified Stock Option Agreement (the "Agreement") between the undersigned and Premier Laser Systems, Inc., a
      ---------
California corporation (the "Company"), the undersigned hereby elects to
                             -------
exercise the option granted thereby to purchase _________ shares of Class A Common Stock of the Company at a price of $__________ per share. Accompanying this Notice is the payment in full for such shares as permitted by the terms of the 1997 Stock Option Plan, which Plan is specifically made a part of this Agreement and has been read and understood by the undersigned.

     The undersigned represents and warrants to the Company that the undersigned is acquiring the shares for investment only and not with a view to distribution or resale.


Dated:________________                  ________________________________________
                                        Signature


                                        ________________________________________
                                        Print Name


                                        ________________________________________
                                        Please print here the exact name desired to be on the stock certificate and the records of the Company.

                                   EXHIBIT B

                           CASHLESS EXERCISE NOTICE

Premier Laser Systems, Inc.
3 Morgan
Irvine, California 92718
Attention: Corporate Secretary

     Re:  Cashless Exercise of Stock Option
          ---------------------------------

Ladies and Gentlemen:

     Pursuant to Section 2(a)(iii) of that certain Nonqualified Stock Option Agreement (the "Agreement") between the undersigned and Premier Laser Systems,
                ---------
Inc., a California corporation (the "Company"), the undersigned hereby
                                     -------
irrevocably elects to exchange the Option granted thereby for ___________ shares of Class A Common Stock of the Company, as permitted by the terms of the 1997 Stock Option Plan, which Plan is specifically made a part of this Agreement and has been read and understood by the undersigned.

     If the number of shares referenced in this Cashless Exercise Notice shall not be all of the shares exchangeable or purchasable under the Option, a new Agreement shall be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

     The undersigned represents and warrants to the Company that the undersigned is acquiring the shares for investment only and not with a view to distribution or resale.


Dated:______________                     _______________________________________
                                         Signature


                                         _______________________________________
                                         Print Name


                                         _______________________________________
                                         Please print here the exact name
                                         desired to be on the stock certificate
                                         and the records of the Company.


NOTE: This form may only be used if the cashless exercise will not result in a charge to the Company's reported earnings.